Exhibit 99.1

LEASE AGREEMENT

ARTICLE   I   PREMISES

In consideration of the rents and covenants hereinafter set forth, CLAUDINE L. WILLIAMS, Trustee for the HARLAN H. WILLIAMS TRUST and/or her assigns, hereinafter referred to as Landlord, hereby leases to GROW GENERATION PUEBLO CORP. , hereinafter referred to as Tenant, the premises located at 1011 CAPRICE STREET, and described as a commercial retail shop consisting of approximately 1500 square feet in the city of Castle Rock, county of Douglas, State of Colorado, at the rental fee and term set forth in Articles and III.

ARTICLE   II   TERM and OPTION

The term of this Lease shall begin on the FIRST (1st) day of OCTOBER, 2016 and continue for a period of THREE (3) years thereafter through the LAST day of SEPTEMBER, 2019.

Tenant shall have the right to renew this lease for TWO (2) additional periods of THREE (3) YEARS each, upon giving Landlord written notice of his intentions to do so at least THIRTY (30) days prior to the termination of the Lease period provided for herein.

●	OPTION PERIOD 1: Shall begin on the FIRST (1st) day of October, 2019, and continue for a period of THREE (3) years through the LAST day of SEPTEMBER, 2022.

●	OPTION PERIOD 2: Shall begin on the FIRST (Ist) day of OCTOBER, 2022, and continue for a period of THREE (3) years through the LAST day of SEPTEMBER, 2025.

All of the terms and conditions of the Lease shall apply to any renewal period, except that the rental fee for each renewal option shall be set prior to the beginning of the option period, using as a basis, the average rental fee of retail space of similar size and type in the surrounding area using information provided by the Douglas County Economic Development Council and the Castle Rock Chamber of commerce.

In the event of any sale or exchange of the premises by the Landlord and assignment by the Landlord of this Lease, the Landlord shall be hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the premises of this Lease occurring after the consummation of such sale or exchange and assignment.

Any notice which either party may, or is required that shall be made by mailing the same, postage prepaid, to Tenant at the leased premises or Landlord at the address: CLAUDIA WILLIAMS, 9404 SOUTHERN HILLS CIRCLE , LONE TREE, CO 80124 or at such other places as may be designated by the parties from time to time.

ARTICLE   III   RENT

The Tenant agrees to pay as rental for the use and occupancy of the premises, at the times and in the manner hereinafter provided the following sums of money:

●	YEAR 1 (1) ; October 1, 2016 thru SEPTEMBER 30, 2017; $ 21, 300.00 annually payable in twelve equal monthly installments of $1,775.00 on or before the first day of each month.

●	YEAR 2 (2); OCTOBER 1, 2017 thru a SEPTEMBER 30, 2018: $ 23, 760.00 annually, payable in twelve equal monthly installments of $1,980.00, on or before the first day of each month.

●	YEAR 3 (3); OCTOBER 1, 2018 thru SEPTEMBER 30, 2019: $ 25,656.00 annually, payable in twelve equal monthly installments of $2,138.00, on or before the first day of each month,

Rental rates for option years will be determined at the start of each option period, using as guide information on area retail rental rates provided by the Douglas County Economic Development Council and the Castle Rock Chamber of Commerce as a guide,

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●	POPERTY TAXES: Property taxes are included in the yearly rental rates. Any personal property taxes on any inventory and/or other supplies and equipment shall be paid by the Tenant.

In addition, prior to occupancy, Tenant will pay to Landlord the sum $1,175.00 to be held by Landlord as a damage/security deposit. This deposit shall be held by Landlord, without interest, throughout the term of this Lease and any Option Periods and shall be used for any repairs and/or other-than-normal cleaning of the premises after Tenant has ceased occupancy of the premises. The deposit, or any portion remaining thereof shall be returned to Tenant within thirty (30) days after the Tenant ceases occupancy of the premises. If Tenant does not uphold any item of this lease, the deposit will not be returned to Tenant.

All rental payments are to be sent to Landlord's agent at the lstBANK of DOUGLAS COUNTY, P.O. BOX 1300., CASTLE ROCK, CO 80104-1300, using deposit forms and envelopes provided by the Landlord. Checks should be made payable to: THE HARLAN H. WILLIAMS TRUST.

●	Tenant will pay Landlord a penalty of one and one-half (1-½) percent per day of any monthly rental payment not received by the Landlord or his agent within seven (7) days of the date when it is due.

ARTICLE   IV   POSSESSION and USE

Possession of the premises shall be delivered to the Tenant free and clear of all tenants and occupants and the rights of either, and also free of liens and encumbrances. The Tenant shall use the premises solely for the purpose of a, RETAIL GARDEN SUPPLY SHOP, doing business as GROW GENERATION .

The Tenant shall not use or permit the premises to be used for any other purpose or any other trade name whatsoever without the written consent of the Landlord. The Tenant further covenants and agrees:

●	To pay the rent and any taxes assessed for said premises as herein above provided;

●	To keep the improvements upon said premises, including all sewer connections, plumbing, wiring, glass, and heating and air conditioning units in good repair at the expense of the Tenant;

●	At the expiration of this lease to surrender and deliver up said premises in as good order and condition as when the same were entered upon, loss of fire, inevitable accident or ordinary wear excepted

●	To sublet no part of said premises, nor assign this Lease or any interest herein, without the written consent of the Landlord first being obtained;

●	To use said premises for no purpose prohibited by the laws of the United States of America, or the laws, ordinances, regulations and requirements of the State of Colorado or the Town of Castle Rock;

●	To keep the sidewalks in front of and around said premises clear of snow, and said sidewalks and premises free from all litter, dirt, debris and obstructions at all times

●	To keep said premises in a clean and sanitary condition, free of any objectionable noises, odors or nuisances, and in compliance with all health, police and fire regulations;

●	To neither permit nor suffer any disorderly conduct, noise or nuisance whatever about said premises having a tendency to annoy or disturb any persons occupying adjacent premises;

●	To neither hold nor attempt to hold the Landlord liable for any injury or damage, either proximate or remote, occurring through or caused by any repairs, alterations, injury or accident to adjacent premises or other parts of the above premises not herein demised, or by reason of the negligence or default of the owners or occupants thereof or any other persons, not liable for any injury or damage occasioned by defective electrical wiring, or the breaking or stoppage of plumbing or sewerage upon said premises or upon adjacent premises, whether said breaking or stoppage results from freezing or otherwise;

●	To neither permit nor suffer said premises, or the walls or floors thereof, to be endangered by overloading, nor said premises to be used for any purpose which would render the insurance thereon void or the insurance risk more hazardous;

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●	Not to make any alterations or change in, upon, or about said premises at any time after thirty (30) days before the end of the Lease. Landlord shall have the right to inspect the premises during normal business hours to assure compliance with this provision.

It is expressly understood and agreed by the parties aforesaid, that if the rent above is reserved, or any part thereof, shall be in arrears, or if default shall be made in any of the covenants or agreements herein contained, to be kept by the Tenant, it shall and may be lawful for the said Landlord to declare said term ended, and enter into the said premises, or any part thereof, either with or without process of law, to re-enter, and the said Tenant or any person or persons occupying the same, to expel, remove and put out, using such force as may be necessary in so doing, without being liable to prosecution or in damages thereof, and the said premises again to repossess and enjoy. And if at any time said term shall be ended as aforesaid, or in any other way, the Tenant agrees to surrender and deliver up said premises peaceably to the Landlord. Immediately upon the termination of said term, and if Tenant shall remain in possession of the same after termination, the Tenant shall be deemed guilty of a forcible detainer of said premises under the statute, hereby waiving all notice, and shall be subject to eviction and removal, forcibly or otherwise, with or without process of law as above stated.

ARTICLE   V   UTILITIES

All applications and connections for necessary utility services on the leased property, with the exception of water and sewer, shall be made in the name of the Tenant only and the Tenant agrees at its own expense to pay for all gas and electric and telephone services used by the Tenant on the premises from and after the delivery of possession thereof by Landlord. The Landlord will pay reasonable and normal water and sewer charges for the leased space. The Landlord reserves the right to install individual water meters for each Tenant in event the cost of water and sewer becomes inappropriate because of excessive use by one or more Tenants. In such case, Landlord will bill Tenant for its water and sewer costs on a monthly basis as additional rent.

ARTICLE   VI   INDEMNITY, INSURANCE, and WAIVER of SUBROGATION

●	Landlord shall not be liable for any damage or injury to Tenant or to any other person, or to any property, occurring on the leased premises or any part thereof, and Tenant agrees to hold Landlord harmless from any claim for damages, no matter how caused. This obligation to indemnify shall include reasonable attorney's feels and investigation costs and all other reasonable costs, expenses and liabilities from the first notice that any claim or demand is to be made or may be made.

●	The Landlord and Tenant hereby waive all rights each may have against the other on account of any loss or damage occasioned to the Landlord or the Tenant, as the case may be, their respective property, the premises, or its contents arising from any risk generally covered by fire and extended coverage insurance; and the parties each, on behalf of their respective insurance companies insuring the property of either the Landlord or the Tenant against any such loss, waive any right of subrogation that it may have against the Landlord or the Tenant as the case may be. The foregoing waivers of subrogation shall be operative only as long as available in the State of Colorado and the same does not invalidate any such policy.

●	Tenant further covenants and agrees that it will carry and maintain, at its sole cost and expense, plate glass and public liability insurance including bodily injury, public liability and property damage insuring Landlord and Tenant with minimum coverage as follows:

All policies of insurance provided for herein shall be insured in the names of Landlord and Tenant, which policy shall be for the mutual and joint benefit and protection of Landlord and Tenant. Any policy proceeds shall be used for the repair and replacement of the property damaged or destroyed unless this Lease shall cease and terminate under the provisions of Article XVI.

Executed copies of such policies of insurance or certificates thereof shall be delivered to the Landlord, within thirty (30) days after delivery of possession of the premises to Tenant and thereafter within thirty (30) days prior to the expiration of the term of each such policy.

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All public liability and property damage policies shall contain a provision that the Landlord, although named as an insured, shall nevertheless be entitled to recovery under said policies for any loss occasioned to it, its servants, agents and employees, by reason of the negligence of the Tenant. All policies of insurance delivered to the Landlord must contain a provision that the company writing said policy will give to the Landlord twenty (20) days notice in writing in advance of any cancellation or lapse of the effective date of any reduction in the amounts of insurance. All public liability, property damage and other casualty policies shall be written as primary policies not contributing with and not in excess of coverage which the Landlord may carry.

●	Landlord shall at all times during the term hereof maintain in effect a policy or policies of insurance covering the building of which the premises are a part in the amount not less than seventy-five (75) percent of full replacement costs (exclusive of the cost of excavation, foundation and footings), providing protection against peril generally included within the classification "Fire and Extended Coverage". Landlord's obligation to carry the insurance provided for herein may be brought within the coverage of any so-called blanket policy of policies of insurance carried and maintained by the Landlord, provided that the coverage afforded will not be reduced or diminished by reason of the use of such blanket policy of insurance.

ARTICLE   VII   AUTOMOBILE PARKING

Tenant and its employees and invitees are, except as otherwise specifically provided for in this Lease, authorized, empowered, and privileged to use the grounds, Block 1 & 2, Williams Addition, surrounding the building as common areas which may be used to the extent possible for the parking of automobiles only. Nothing in this paragraph shall authorize Tenant to utilized said grounds in violation of the laws of the State, County and City wherein the premises are located. Nothing contained herein shall be deemed to create any liability upon Landlord for any damage to motor vehicles, or customers of employees or for loss of property from within such motor vehicles, unless caused by the negligence of the Landlord, its agents, servants or employees. Snow removal and normal repair of the parking lot shall be the responsibility of the Landlord. Notices attempting to limit parking in front of Tenant's leased premise are not permitted.

ARTICLE   VIII   ADVERTISING SIGNS

The tenant shall be exclusively responsible for erecting and maintaining advertising sign on the premises. Any such sign, which shall be located thereon, shall be in concordance with the laws of the State, County and City where the premises are located.

ARTICLE   IX   FIXTURES and PERSONAL PROPERTY

Any trade fixtures, signs and other personal property of the Tenant not permanently affixed to the premises shall remain the property of the Tenant and the Landlord agrees that the Tenant shall have the right, provided the Tenant is not in default under the terms of this Lease, at any time to remove any and all of its trade fixtures, signs and other personal property which it may have stored or installed in the premises. Nothing in these Articles shall be deemed or construed to permit or allow the Tenant to remove so much of such personal property, without the immediate replacement thereof with similar personal property of comparable or better quality, as to render the premises unsuitable for conducting the type of business specified previously. The Tenant, at his expense, shall immediately repair any damage occasioned to the premises by reason of the removal of such trade fixtures, signs and any other personal property, and upon the last day of the Lease term or a date of earlier termination of this Lease, shall leave the premises in a neat and clean condition, free of debris. Tenant shall pay, before delinquency all taxes, assessment, license fees and public charges levied, assessed or imposed upon its business operation as upon its trade fixtures, leasehold improvements, merchandise and other personal property in or upon the premises.

ARTICLE   X   TENANT'S RIGHT TO MAKE ALTERATIONS

The Landlord agrees that the Tenant may, at its own expense and after giving Landlord notice in writing of its intentions to do so, from time to time during the term hereof, make alterations, additions and changes in and to the interior of the premises, (except those of a structural nature) as it may find necessary or convenient for its purposes, procuring the approval in writing of the Landlord.

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All alterations, additions or changes to be made to the premises shall be in accordance with plans and specifications with respect thereto, approved in writing by the Landlord before the commencement of work. Upon termination of the Tenant's leasehold estate, such alterations, additions or changes shall be considered as improvements and shall not be removed by the Tenant but shall become a part of the premise. Any such changes, alterations and improvements shall be performed and done strictly in accordance with the laws and ordinances related thereto. Installation of so-called security bars on the windows and doors of the leased premises is not allowed, except in special instances, only after the request to install such devises is made in writing to the Trustees of the Harlan H. Williams Trust. Approval of such a request must be given in written form

ARTICLE   XI   MECHANIC'S LIENS.

The Tenant agrees that it will pay or cause to be paid all costs for work done by or for it on the premises, and the Tenant will keep the premises free and clear of al mechanic's liens and other liens on account of work done for the Tenant of persons claiming under it. The Tenant agrees to and shall indemnify, defend and save the Landlord free and harmless against liability, loss, damage, costs, attorneys' fees, and all other expenses or accounts of claims of lien of laborers or suppliers or others for work performed or materials or supplies furnished for the Tenant or persons claiming under it.

ARTICLE   XII   REPAIRS and MAINTENANCE

The Tenant agrees at all times, from and after occupancy of the premises, and at its own cost and expense to repair, replace and maintain in good and tenable condition, the premises, excluding the roof, exterior walls, structural parts of the premises and structural floor, including without limitation:

●	Floor covering, including carpeting, terrazo or other special flooring installed presently or at the request of the tenant;

●	Utility meters, pipes and conduits, all fixtures, air conditioning and heating equipment serving the premises and other equipment therein;

●	The store front, all Tenant signs, locks and closing devices, all window sash, casement or frames, door and door frames, and all such items of repair, maintenance and improvement or reconstruction as may at any time or from time to time be required by a governmental agency having jurisdiction thereof;

All glass, both interior and exterior, is at the sole risk of the Tenant, and any glass broken shall be promptly replaced by the Tenant with glass of the same kind, size and quality.

Subject to the foregoing, the Landlord shall keep and maintain in good condition and repair, the roof, exterior walls and structural parts of the premises and structural floor, pipes and conduits outside the premises for the furnishing to the premises of various utilities. Landlord warrants that to the best of present knowledge, on the start date of this lease, all items in the previous sentence are in good working condition.. Landlord shall not be required to make any repairs necessitated by reason of the negligence of the Tenant or anyone claiming under the Tenant, or by reason of the failure of the Tenant to perform or observe any conditions or agreements in this Lease caused by alterations, additions, or improvements made by the Tenant or anyone claiming under the Tenant. Landlord shall not in any way be liable for failure to make repairs as herein specifically required of it unless the Tenant has previously notified the Landlord in writing of the need for such repairs and the Landlord has failed to commence and complete said repairs within a reasonable period of time following receipt of the Tenant's written notification.

If Tenant refuses or neglect to make repairs and/or maintain the premises or any part thereof, in a manner reasonable satisfactory to the Landlord, Landlord shall have the right, upon giving Tenant reasonable written notice of its election to do so, to make such repairs or perform such maintenance on behalf of and for the account of Tenant. In such event, such work shall be paid for Tenant as additional rent promptly upon receipt of a bill therefore.

As used in this Article the expression "exterior walls" shall not be deemed to include store front or plate glass, window cases or window frames, door or door frames, security grilles or similar enclosures.

It is understood that the Landlord shall be under no obligation to make any repairs, alterations, renewals, replacements to and upon the premises or the mechanical equipment exclusively serving the premises at any time except as in this Lease expressly provided.

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Upon surrender of the premises, the Tenant shall re-deliver to the Landlord in good order, condition and state of repair, ordinary wear and tear accepted, and accepting such items of repair, as may be the Landlord's obligation hereunder.

ARTICLE   XIII   RECONSTRUCTION

In the event fire or other damage the premises perils covered by Landlord's fire and extended coverage insurance, the Landlord shall:

●	Within ninety (90) days thereafter, commence repair, reconstruction and restoration of said premises and prosecute the same diligently to completion, in which event this Lease shall continue in full force and effect; or

●	In the event of a partial or total destruction of the premises during the last one year of the term hereof, or of any option exercised by Tenant, Landlord and Tenant shall each have the option to terminate this Lease upon giving written notice to the other within thirty (30) days after such destruction. For purposes of this paragraph, "partial destruction" shall be deemed destruction to the extent of at least thirty-three and one-third (33 & 1/3) percent of the then full replacement cost of the premises as of the date of destruction.

In the event the premises shall be damaged as a result of any flood, earthquake, act of war, nuclear radiation or radioactive contamination, or from any other casualty not covered by Landlord's fire and extended coverage insurance, to any extent whatsoever, the Landlord may within sixty (60) days following the date of such damage, commence repair, reconstruction or restoration of said premises and prosecute the same diligently to completion in which event this Lease shall continue in full force and effect, or within said sixty-day period elect not to so repair, reconstruct or restore said premises in which event this Lease shall cease and terminate. In either such event Landlord shall give the Tenant written notice of its intention within said sixty-day period.

In the event of repair, reconstruction and restoration as herein provided, the minimum annual rental provided to be paid under Article III hereof shall be abated proportionally with the degree in which the Tenant's use of the premises is impaired, commencing from the date of destruction and continuing during the period of such repair, reconstruction or restoration.

The Tenant shall continue the operation of its business on the premises during any such period to the extent reasonably practicable from the standpoint of prudent business management; and the obligation of the Tenant hereunder to pay additional rental shall remain in effect. Tenant shall not be entitled to any compensation or damages from Landlord for loss of use of the whole or any part of the premises, or the building on which the premises are a part, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

ARTICLE   XIV   BANKRUPTCY / INSOLVENCY

The Tenant agrees that in the event all or substantially all of the Tenant's assets be placed in the hands of a receiver or trustee, and such receivership or trusteeship continues for a period of thirty (30) days or should the Tenant make an assignment for the benefit of creditors or should the Tenant institute any proceedings under the Bankruptcy Act as the same now exists, or should any involuntary proceeding be filed against the Tenant under any such bankruptcy laws and such proceeding not be removed within ninety (90) days thereafter, then this Lease and any interest in it and to the premises shall not become an asset in any of such proceeding and, in any such events and in addition to any rights or remedies of the Landlord hereunder or by law provided, it shall be lawful for the Landlord to declare the term hereof ended and to re-enter the premises and take possession thereof and remove all persons therefrom and the Tenant shall have not further claims thereunder or hereunder.

ARTICLE   XV   DEFAULT BY LANDLORD

In the event Landlord shall neglect or fail to perform or observe any of the covenants, provisions or conditions contained in this Lease, or its part to be performed or observed within thirty (30) days after written notice of default (or if more than thirty (30) days shall be required because of the nature of the default, if the Landlord shall fail to proceed diligently to cure such default after such notice) then in that event Landlord shall be responsible to Tenant for any and all damages sustained by Tenant as a result of Landlord's breach; further, after such notice Tenant shall have the right to cure any such default at Landlord's expense. Tenant shall have no right to terminate this Lease except as herein otherwise specifically provided

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ARTICLE   XVI   EMINENT DOMAIN

In the event the entire premises shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, this Lease shall terminate and expire as of the date of such taking, and the Tenant shall thereupon be released from any liability. After said appropriation or taking, the Landlord will be relieved of any responsibilities under this Lease through the aforementioned termination and additionally the Landlord shall be entitled the entire award or compensation for such appropriation or taking award.

ARTICLE   XVII   ATTORNEY'S FEES

In the event that at any time during the term of this Lease either the Landlord or the Tenant shall institute any action or preceding against the other relating to the provisions of this Lease, or any default hereunder, then, and in that event, the unsuccessful party in such action or proceeding agrees to reimburse the successful party for the reasonable expenses of attorney's fees and disbursements incurred therein by the successful party

ARTICLE   XVIII   OBLIGATIONS OF SUCCESSORS

It is further expressly understood and agreed that all the covenants and agreements in this Lease contained shall extend to and be binding upon the heirs, executors, legal representatives and assigns of the respective parties hereto.

It is further agree that no assent, expressed or implied, to any breach of any one or more of the covenants or agreements hereof shall be deemed or taken to be a waiver of any succeeding or other breach.

IN WITNESSES WHEREOF, the Landlord and Tenant has duly executed this Lease on the date and year as written below.

/s/ Claudine l. Williams		9/27/16
CLAUDINE L. WILLIAMS	LANDLORD	DATE

/s/ Darren lampert	CEO	9/27/16
DARREN LAMPERT	TENANT	DATE

	TENANT	DATE

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